Confidential | for discussion purposes only GOLUB CAPITAL BDC, INC. EARNINGS PRESENTATION QUARTER ENDED JUNE 30, 2023

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest;; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

Summary of Financial Results 01

FY 2023 Q3 Earnings Review (Quarter Ended 6/30/23) • GBDC is reducing its base management fee to 1.0% from 1.375%, a reduction that permanently increases earnings power (will be implemented during the 9/30/23 quarter) • Enhances the existing market leading attributes of GBDC’s fee structure (among the industry’s highest hurdle rates, cumulative since inception incentive fee cap) Management Fee Reduction Announcement • Adjusted net investment income of $0.44 per share, or an 11.9% NII ROAE, an increase of $0.02 from $0.42 for the quarter ended March 31, 2023 • Net income of $0.43 per share, an increase of $0.09 from $0.34 for the quarter ended March 31, 2023 • Net asset value of $14.83 per share, an increase of $0.10 from $14.73 as of March 31, 2023 Earnings Summary • Net funds growth of $38.7 million, including $110.7MM in new investment commitments • Credit performance was solid in general; non-accruals decreased to 1.5% of total debt investments at fair value, and internal performance ratings remained stable1 • Total available liquidity of $898 million • Effective leverage, net of available cash was 1.22x; 46% of debt funding mix is unsecured debt Portfolio & Balance Sheet Update • Quarterly distribution increased by $0.04 to $0.37 per share; quarterly distribution coverage remains strong at 119%2 • Declared supplemental distribution for FY 2023 Q3 of $0.04 per share, consistent with intention for new variable supplemental distribution framework going forward • Total announced distributions of $0.41 / share (11.1% dividend yield on 6/30/23 NAV) Dividend Policy Change 1. Please see page titled, “Portfolio Highlights – Portfolio Ratings”. 2. Represents adjusted net investment income before accrual (reversal) for capital gain incentive fee per share divided by base quarterly distribution declared per share. 4

5 Quarter Ended March 31, 2023 June 30, 2023 Net Investment Income Per Share Net investment income per share $0.41 $0.43 Amortization of purchase premium per share1 0.01 0.01 Adjusted net investment income per share2 $0.42 $0.44 Accrual (reversal) for capital gain incentive fee per share — — Adjusted net investment income before accrual for capital gain incentive fee per share3 $0.42 $0.44 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share ($0.07) $0.00* Net reversal of realized/unrealized loss resulting from the purchase price premium per share1 (0.01) (0.01) Adjusted net realized/unrealized gain (loss) per share2 ($0.08) ($0.01) Earnings Per Share Earnings (loss) per share $0.34 $0.43 Adjusted earnings (loss) per share2 $0.34 $0.43 Net Asset Value Per Share $14.73 $14.83 Summary of Financial Results vs. Prior Quarter A • Represents an amount less than $0.01. 1. On September 16, 2019, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed the acquisition of Golub Capital Investment Corporation (“GCIC”). Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired. 2. Due to the purchase accounting for the GCIC acquisition, as a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 3. The Company believes providing Adjusted Net Investment Income before the accrual for capital gain incentive fee per share under GAAP is a useful non-GAAP financial measure as a portion of such capital gain incentive fee accrual is not contractually payable under the terms of the Company’s Investment Advisory Agreement. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. B A B+

GBDC Performance Drivers 02

7 $14.73 $0.43 $0.01 ($0.33) ($0.24) $0.24 ($0.01) $14.83 March 31, 2023 NAV Net Investment Income Reversal of Amortization of Purchase Premium Dividends Paid During June 30, 2023 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments Net Reversal of Realized/Unrealized Loss Resulting from the Purchase Premium June 30, 2023 NAV NII Drove a NAV Per Share Increase from March 31, 2023 NAV Per Share Bridge Adjusted Net Realized & Unrealized Loss: ($0.01) 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 1 Adjusted NII: $0.441 1

Updated Dividends Reflective of Expanding Profitability Quarterly Distribution ◦ Board declared a FY 2023 Q4 quarterly distribution of $0.37 per share ▪ Increased by $0.04 per share from $0.33 per share in response to expanding profitability and NAV stability ▪ Payable on September 29, 2023 to shareholders of record as of September 1, 2023 Quarterly Variable Supplemental Distribution Framework ◦ Board declared an initial supplemental distribution for the FY 2023 Q3 period of $0.04 per share ▪ Payable on September 15, 2023 to shareholders of record as of August 18, 2023 ◦ Implementing new formula-based quarterly supplemental distribution framework ▪ 50% of the excess of quarterly adjusted net investment income above the quarterly distribution, subject to NAV stability requirements Dividend Changes Annualized Dividend Yield on NAV (% of 6/30/2023 Net Asset Value per Share) 1. Based on FY 2023 Q3 declared quarterly distribution $0.33 per share paid on June 29, 2023 to shareholders of record as of June 2, 2023. 1 8 $0.33 $0.37 $0.41 $0.33 $0.37 $0.37 $0.04 Quarterly Distribution Quarterly Supplemental Distribution Current Increased Quarterly Distribution Increased Quarterly Distribution & Quarterly Supplemental Distribution Dividend Yield on NAV 10.0% 11.1% 8.9%

Summary of Financial Results for the Quarter Ended June 30, 2023 03

10 Summary of Quarterly Results Quarter Ended June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Net Investment Income Per Share Net investment income per share $0.32 $0.32 $0.36 $0.41 $0.43 Amortization of purchase premium per share1 0.02 0.01 0.01 0.01 0.01 Adjusted net investment income per share1 $0.34 $0.33 $0.37 $0.42 $0.44 Accrual (reversal) for capital gain incentive fee per share (0.03) 0.00 0.00 0.00 0.00 Adjusted net investment income before accrual (reversal) for capital gain incentive fee per share1 $0.31 $0.33 $0.37 $0.42 $0.44 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share ($0.23) ($0.27) ($0.21) ($0.07) $0.00* Net reversal of realized/unrealized loss resulting from the purchase premium per share1 (0.02) (0.01) (0.01) (0.01) (0.01) Adjusted net realized/unrealized gain (loss) per share1 $(0.25) ($0.28) ($0.22) ($0.08) ($0.01) Earnings (Loss) Per Share Earnings (loss) per share $0.09 $0.05 $0.15 $0.34 $0.43 Adjusted earnings (loss) per share1 $0.09 $0.05 $0.15 $0.34 $0.43 Net Asset Value Per Share $15.14 $14.89 $14.71 $14.73 $14.83 Distributions paid per share $0.30 $0.30 $0.33 $0.33 $0.33 A B A B+ • Represents an amount less than $0.01. 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

11 Portfolio Highlights - New Originations Quarter Ended June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $449.6 $176.7 $247.0 $157.4 $110.7 Exits and Sales of Investments 171.2 305.6 253.8 140.2 113.2 Net Funds Growth1 187.4 (167.2) 5.6 34.4 38.7 Asset Mix of New Investments Senior Secured 2% 7% 3% 0% 1% One Stop 93% 91% 93% 98% 99% Junior Debt2 0% 0% 0%* 0% 0% Equity and Other Investments 5% 2% 4% 2% 0%* Portfolio Rotation - Debt Investments Weighted average rate on new investments3 7.8% 9.0% 11.1% 11.8% 12.0% Weighted average spread over the applicable base rate of new floating rate investments4 5.8% 6.2% 6.7% 7.1% 6.6% Weighted average interest rate on investments that paid-off5 6.9% 7.5% 9.0% 10.3% 10.3% Weighted average fees on new investments 1.1% 1.2% 1.8% 1.8% 1.6% * Represents an amount less than 1% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a Secured Overnight Financing Rate (“SOFR”), Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 5. Excludes the write-off of non-accrual assets. During the quarter ended March 31, 2023, the weighted average interest rate on investments that paid-off was elevated due to the payoff of an investment with a higher interest rate. – Total investments at fair value increased by approximately 0.7%, or $38.7 million, during the three months ended June 30, 2023.

12 $5,613,550 $5,446,356 $5,451,946 $5,486,352 $5,525,009 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 $5,500,000 $6,000,000 Portfolio Highlights – Investment Mix – The portfolio continues to be focused on first lien, senior secured loans to what we believe to be healthy, resilient middle market companies backed by strong, partnership-oriented private equity sponsors. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 10% 84% 5% 1% 9% 85% 5% 1% 9% 85% 5% 1% 8% 86% 5% 1% 9% 85% 5% 1% First Lien One Stop

13 Software 27% Healthcare Providers and Services 8% Specialty Retail 5% Diversified Consumer Services 5%Automobiles 5%IT Services 5% Insurance 4% Health Care Technology 4% Portfolio Highlights – Portfolio Diversity as of June 30, 2023 Investment Portfolio $5,525mm | 333 Investments | Average Size 0.3% * Represents an amount less than 0.5%. 1. Junior debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The ten largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Obligor Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Investments 30% Remaining 308 Investments 70% Top 10 Investments 15% Avg Size 0.3% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 39 industries below 3% 5% 9% 85% 1% Portfolio Composition by Seniority Floating, 100% Fixed, 0% 94% First Lien *

14 See the slide titled “Endnotes - Portfolio Highlights Economic Analysis” at the end of this presentation for footnotes. Portfolio Highlights – Economic Analysis: Positioned for Higher Interest Rates 7.7% 7.7% 7.3% 7.5% 9.2% 10.5% 11.5% 11.9% 7.2% 7.1% 6.9% 7.1% 8.4% 10.0% 11.1% 11.6% 4.9% 5.0% 4.5% 4.5% 5.5% 6.1% 6.7% 6.8% 2.8% 2.7% 2.8% 3.0% 3.7% 4.4% 4.8% 5.1% 0.1% 0.1% 0.7% 2.1% 3.6% 4.6% 4.9% 5.3% Investment income yield³ Income yield Weighted average net investment spread Weighted average cost of debt 3-Month Secured Overnight Financing Rate (“SOFR”) September 30, 2021¹ December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022² December 31, 2022 March 31, 2023 June 30, 2023 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 4 65

15 Portfolio Highlights - Credit Quality Quarter Ended June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Non-Accrual - Debt Investments Non-accrual investments at amortized cost (000s) $80,791 $96,956 $145,572 $142,432 $97,658 Non-accrual investments / total debt investments at amortized cost 1.5% 1.8% 2.7% 2.6% 1.8% Non-accrual investments at fair value (000s) $60,263 $65,125 $92,224 $88,581 $80,362 Non-accrual investments / total debt investments at fair value 1.1% 1.3% 1.8% 1.7% 1.5% Fair Value of Debt Investments Fair value of total debt investments as a percentage of principal (loans) 97.5% 96.6% 96.0% 95.9% 97.0% 1. Please see Internal Performance Ratings definitions on the following page. – Fundamental credit quality as of June 30, 2023 remained strong with 86% of the investments in our portfolio at fair value having an Internal Performance Rating1 of 4 or higher as of June 30, 2023. – Non-accrual investments at June 30, 2023 as a percentage of total debt investments at cost and fair value decreased from the prior quarter to 1.8% and 1.5%, respectively. – During the quarter ended June 30, 2023, the number of non-accrual investments increased to nine investments from eight as of March 31, 2023, as the disposition of one portfolio company investment for proceeds slightly higher than the fair value as of March 31, 2023, was offset by the addition of two portfolio company investments.

16 Portfolio Highlights – Portfolio Ratings * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2018 2019 2020 2021 2022 December 31, 2022 March 31, 2023 June 30, 2023 5 6.4% 2.7% 6.1% 10.2% 4.6% 2.8% 1.1% 1.6% 4 81.6% 88.2% 72.8% 80.7% 86.8% 86.5% 85.9% 84.4% 3 11.0% 7.9% 19.7% 8.1% 7.3% 9.4% 11.8% 13.7% 2 1.0% 1.2% 1.4% 1.0% 1.3% 1.3% 1.2% 0.3% 1 0.0%* 0.0%* 0.0%* 0.0%* 0.0% 0.0%* 0.0%* 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

17 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 (unaudited) (audited) (unaudited) (unaudited) (unaudited) Assets Investments, at fair value $5,613,550 $5,446,356 $5,451,946 $5,486,352 $5,525,009 Cash, cash equivalents and foreign currencies 85,199 124,137 103,207 87,473 91,724 Restricted cash, cash equivalents and foreign currencies 35,981 56,416 62,826 50,223 79,314 Other assets 35,465 54,315 47,772 47,702 40,788 Total Assets $5,770,195 $5,681,224 $5,665,751 $5,671,750 $5,736,835 Liabilities Debt $3,154,673 $3,093,603 $3,100,057 $3,116,857 $3,168,906 Unamortized debt issuance costs (18,988) (17,211) (15,641) (19,154) (17,217) Interest payable 20,255 20,384 24,942 23,574 26,175 Management and incentive fee payable 19,743 33,430 35,081 36,653 37,854 Other liabilities 6,826 6,518 7,627 7,675 5,199 Total Liabilities 3,182,509 3,136,724 3,152,066 3,165,605 3,220,917 Total Net Assets 2,587,686 2,544,500 2,513,685 2,506,145 2,515,918 Total Liabilities and Net Assets $5,770,195 $5,681,224 $5,665,751 $5,671,750 $5,736,835 Net Asset Value per Share $15.14 $14.89 $14.71 $14.73 $14.83 GAAP leverage 1.23x 1.22x 1.24x 1.25x 1.27x Effective leverage, net of available cash1 1.19 x 1.17 x 1.19 x 1.21 x 1.22 x Asset coverage2 181.5% 181.7% 180.4% 179.8% 178.7% Number of shares of common stock outstanding 170,895,670 170,895,670 170,895,670 170,144,126 169,599,992 1. Effective leverage, net of available cash is calculated as (a) total debt reduced by cash, cash equivalents and foreign currencies divided by (b) total net assets. 2. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019.

18 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $97,568 $119,925 $134,350 $143,661 $151,937 GCIC acquisition purchase premium amortization (3,036) (2,561) (2,135) (1,652) (1,570) Dividend and fee income 1,094 2,284 4,662 4,944 4,353 Total Investment Income $95,626 $119,648 $136,877 $146,953 $154,720 Expenses Interest and other debt financing expenses $23,278 $28,989 $34,245 $36,256 $39,487 Base management fee 19,025 19,321 19,062 18,688 18,997 Incentive fee – net investment income 718 14,109 16,011 17,976 18,857 Incentive fee – capital gains (4,814) — — — — Other operating expenses 3,491 3,196 3,696 3,595 3,601 Total Expenses 41,698 65,615 73,014 76,515 80,942 Income and excise taxes — 72 2,200 232 — Net Investment Income after Tax $53,928 $53,961 $61,663 $70,206 $73,778 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $2,511 $2,945 $3,294 ($4,762) ($41,923) Net unrealized appreciation (depreciation) on investments and foreign currency translation (43,618) (51,308) (41,853) (8,741) 39,384 Net unrealized appreciation (depreciation) from the GCIC acquisition purchase premium write-down 3,063 2,572 2,231 1,755 1,666 Net gain (loss) on investments and foreign currency (38,044) (45,791) (36,328) (11,748) (873) Provision for taxes on realized gain and unrealized appreciation on investments (478) (87) 246 45 78 Net Increase (Decrease) in Net Assets Resulting from Operations $15,406 $8,083 $25,581 $58,503 $72,983 Per Share Data Net Investment Income Per Share $0.32 $0.32 $0.36 $0.41 $0.43 Adjusted Net Investment Income before accrual (reversal) for capital gain incentive fee per share1 $0.31 $0.33 $0.37 $0.42 $0.44 Earnings (Loss) Per Share $0.09 $0.05 $0.15 $0.34 $0.43 Adjusted Earnings (Loss) Per Share1 $0.09 $0.05 $0.15 $0.34 $0.43 Distributions Paid $0.30 $0.30 $0.33 $0.33 $0.33 Weighted average shares of common stock outstanding 170,895,670 170,895,670 170,895,670 170,835,435 169,980,131 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

19 Financial Performance Highlights * The quarterly return on equity for the periods up to and including the quarter ended June 30, 2019 are calculated as (a) the net increase in net assets resulting from operations (i.e., net income) for the period presented divided by (b) the daily average of total net assets during the period. The quarterly return on equity for the periods after June 30, 2019 are calculated as (a) Adjusted Net Income for the period, as defined on the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation, divided by (b) the daily average of total net assets during the period. Adjusted Net Income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described on the slide titled “Endnotes- Non-GAAP Financial Measures” at the end of this presentation. These returns do not represent an actual return to any investor in the Company. Quarterly Return on Equity and Quarterly Distributions (Last 5 Years) $0.32 $0.32 $0.32 $0.32 $0.32 $0.33 $0.33 $0.29 $0.29 $0.29 $0.29 $0.29 $0.29 $0.30 $0.30 $0.30 $0.30 $0.33 $0.33 $0.33 $0.12 $0.13 1.6% 1.9% 1.9% 2.0% 2.2% 2.1% (10.5)% 6.7% 4.0% 3.9% 3.8% 3.3% 2.8% 2.4% 2.6% 0.6% 0.3% 1.0% 2.4% 2.9% Regular Distribution Special Distribution Quarterly Return on Equity* Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 $0.44 $0.46

20 Long History of Strong Shareholder Returns 1. The 9.3% internal rate of return (“IRR”) on NAV is calculated using beginning of period NAV, distributions paid during the period and ending period NAV. Period beginning June 30, 2010 and ending June 30, 2023. GBDC made its initial public offering on April 15, 2010. GBDC’s 1-, 5- and 10-Year net IRRs are 6.7%, 7.0% and 9.0%, respectively. Note: Amounts presented represent per share amounts for a hypothetical shareholder that purchased one share in GBDC’s initial public offering (“IPO”) on April 15, 2010. For illustrative purposes only; does not reflect the actual returns of a specific GBDC investor. Past performance does not guarantee future results. Sources: SEC filings and Golub Capital analysis NAV Per Share Cumulative Regular Distributions Per Share Cumulative Special Distributions Per Share Ap r- 10 Ju n- 10 Se p- 10 D ec -1 0 M ar -1 1 Ju n- 11 Se p- 11 D ec -1 1 M ar -1 2 Ju n- 12 Se p- 12 D ec -1 2 M ar -1 3 Ju n- 13 Se p- 13 D ec -1 3 M ar -1 4 Ju n- 14 Se p- 14 D ec -1 4 M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 $14.63 $32.06 $0.58 $16.65 $14.83 As of June 30, 2023 Investors in GBDC’s 2010 IPO have achieved a 9.3% IRR on NAV1

21 Liquidity and Investment Capacity Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $91.7 million as of June 30, 2023. – Restricted cash and cash equivalents totaled $79.3 million as of June 30, 2023. Restricted cash is held in our securitization vehicles and our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities – Availability – JPM Credit Facility – As of June 30, 2023, subject to leverage and borrowing base restrictions, we had approximately $706.6 million of remaining commitments and availability, in the aggregate, on our revolving credit facility with JPMorgan. – GC Advisors Revolver – As of June 30, 2023, we had $100.0 million of remaining commitments and availability on our unsecured line of credit with GC Advisors. Debt Facility Amendments – On June 30, 2023, we entered into a supplemental indenture to amend the 2018 Debt Securitization to, among other things, replace three-month LIBOR as the interest rate benchmark for the notes issued in the 2018 Debt Securitization with three-month term SOFR1, effective as of the start of the first interest accrual period commencing after June 30, 2023. – On June 30, 2023, we entered into a supplemental indenture to amend the GCIC 2018 Debt Securitization to, among other things, replace three-month LIBOR as the interest rate benchmark for the notes issued in the GCIC 2018 Debt Securitization with three- month term SOFR1, effective as of the start of the first interest accrual period commencing after June 30, 2023. 1. The three month SOFR interest rate is subject to an additional spread adjustment rate of 0.26161%.

22 GBDC Has a Stable, Highly Flexible and Low-Cost Funding Structure GBDC Debt Capital Structure* Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: 2018 Debt Securitization $403,380 $403,380 $— January 20, 2023 January 20, 2031 3 Month LIBOR + 1.64% GCIC 2018 Debt Securitization 537,872 537,872 — January 20, 2023 January 20, 2031 3 Month LIBOR + 1.51% Unsecured Notes: 2024 Unsecured Notes 500,000 500,000 — N/A April 15, 2024 3.375% 2026 Unsecured Notes 600,000 600,000 — N/A August 24, 2026 2.500% 2027 Unsecured Notes 350,000 350,000 — N/A February 15, 2027 2.050% Bank Facilities: JPMorgan Credit Facility 1,487,500 780,889 706,611 March 17, 2027 March 17, 20282 1 Month SOFR + 1.75%3 GC Advisors Revolver 100,000 — 100,000 N/A June 15, 2025 Applicable Federal Rate Totals: $3,978,752 $3,172,141 $806,611 5.1%4 * Information is presented as of June 30, 2023. 1. Interest rate for securitizations represents the weighted average spread over 3-month LIBOR for the various tranches of issued notes, excluding tranches retained by the Company. The weighted average interest rate for the GCIC 2018 Debt Securitization excludes a $38.5 million note that has a fixed interest rate of 2.50%. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. 2. One non-extending lender with a total commitment of $37.5 million has a commitment termination date of February 11, 2025 and final maturity date of February 11, 2026. 3. The interest rate on the JPMorgan Credit Facility ranges from 1 month SOFR + 1.75% to 1 month SOFR + 1.875%. The rate displayed corresponds to the interest rate incurred on the most recent borrowing. SOFR borrowings are subject to an additional spread adjustment of 0.10%. 4. Represents the weighted average cost of debt, which is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. GBDC’s Investment Grade Ratings Profile Improves Access to Attractive Unsecured Debt Funding Structure Key Takeaways Current Rating Current Rating BBB- Positive Baa3 Stable BBB- Stable • Weighted average cost of debt 5.1% • 46% of debt funding from long-date, fixed rate unsecured notes with a 2.7% weighted average coupon and well laddered maturities (earliest maturity in 2024) • Total available liquidity of $898 million • Available liquidity 5.3x unfunded asset commitments

23 Common Stock and Distribution Information Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) August 6, 2021 September 8, 2021 September 29, 2021 $0.29 Quarterly $49,055 November 19, 2021 December 10, 2021 December 30, 2021 $0.30 Quarterly $51,008 February 4, 2022 March 4, 2022 March 29, 2022 $0.30 Quarterly $51,260 May 6, 2022 June 3, 2022 June 29, 2022 $0.30 Quarterly $51,269 August 5, 2022 September 2, 2022 September 29, 2022 $0.30 Quarterly $51,269 November 18, 2022 December 9, 2022 December 29, 2022 $0.33 Quarterly $56,396 February 7, 2023 March 3, 2023 March 29, 2023 $0.33 Quarterly $56,396 May 5, 2023 June 2, 2023 June 29, 2023 $0.33 Quarterly $56,066 August 3, 2023 August 18, 2023 September 15, 2023 $0.04 Supplemental $6,7842 August 3, 2023 September 1, 2023 September 29, 2023 $0.37 Quarterly $62,752² Distributions Data Fiscal Year Ending September 30, 2022 High Low End of Period First Quarter $15.99 $14.86 $15.44 Second Quarter $16.10 $14.70 $15.21 Third Quarter $15.48 $12.67 $12.96 Fourth Quarter $14.35 $12.21 $12.39 Fiscal Year Ending September 30, 2023 High Low End of Period First Quarter $14.25 $12.46 $13.16 Second Quarter $14.09 $12.38 $13.56 Third Quarter $13.55 $13.02 $13.50 Common Stock Price Data1 1. Based on closing stock price on the Nasdaq Global Market Select. 2. Estimated based on 169,599,992 shares outstanding as of June 30, 2023.

1. For the quarter ended June 30, 2023, the quarterly variable supplemental distribution declared by our board of directors was based, in part, on the quarterly distribution declared on August 3, 2023 of $0.37 per share that is payable on September 29, 2023 rather than the $0.33 per share quarterly distribution paid during the quarter ended June 30, 2023. In subsequent quarters, the quarterly variable supplemental distribution declared will be based on adjusted net investment income per share earned and the quarterly distribution paid in the previous quarter. 2. In subsequent quarters, the net asset value per share subject to the Net Asset Value Stability Requirement will be adjusted to reflect supplemental distributions paid. For instance, the adjusted net asset value per share as of June 30, 2023 will be $14.79 to adjust for the FY 23 Q3 supplemental distribution of $0.04 per share. Quarterly Variable Supplemental Distribution Framework FY 2023 Q3 Quarterly Variable Supplemental Distribution Quarter Ended June 30, 2023 Quarterly Variable Supplemental Distribution Adjusted net investment income per share $0.44 (-) Quarterly distribution paid1 (0.37) Excess adjusted net investment income per share over quarterly distribution paid $0.07 (x) 50.0% of excess 0.035 Quarterly variable supplemental distribution (rounding 50.0% of excess to nearest $0.01 per share) $0.04 Net Asset Value Stability Requirement Net asset value per share (as of June 30, 2023)2 $14.83 Net asset value per share (as of December 31, 2023) $14.71 Net asset value per share appreciation/(depreciation) over prior two quarters $0.12 (-) Quarterly variable supplemental distribution (0.04) Net asset value per share appreciation/(depreciation) over prior two quarters Note: must be no lower than 1% of $14.71 or ($0.15) $0.08 ◦ Expected reduction in variable supplemental distribution amount if such distribution would cause a decline in net asset value over the prior two quarters (inclusive of the impact of the variable supplemental distribution) greater than 1% 24

25 Endnotes - Non-GAAP Financial Measures 1. On September 16, 2019, the Company completed its acquisition of GCIC. The merger was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC assets acquired by GBDC pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided the following non-GAAP financial measures: • “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium from net investment income calculated in accordance with GAAP. • “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP. • “Adjusted Net Income” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/ loss and is one method the Company uses to measure its financial condition and results of operations. In addition to the non-GAAP financial measures above, the Company has provided the non-GAAP financial measure “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee” and “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee Per Share”, which excludes the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from Adjusted Net Investment Income. The Company believes excluding the accrual of the capital gain incentive fee as a non-GAAP financial measure is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective September 16, 2019, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of June 30, 2023, there was no cumulative capital gain incentive fee accrued by the Company in accordance with GAAP, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of June 30, 2023. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the nearest GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired.

Appendix: Endnotes A

27 Endnotes - Portfolio Highlights Economic Analysis 1. The weighted average cost of debt and weighted average net investment spread presented for the quarter ended September 30, 2021 exclude $3.6 million of accelerated capitalized debt issuance costs that resulted from the August 26, 2021 early redemption of notes issued by the 2020 Debt Securitization and the September 1, 2021 redemption of debentures issued by GC SBIC VI, LP, one of our small business investment company subsidiaries. The weighted average cost of debt and weighted average net investment spread were 3.3% and 4.4%, respectively, when including the $3.6 million of accelerated capitalized debt issuance costs. 2. The income yield presented for the quarter ended September 30, 2022 excludes the one-time recognition of $2.0 million of previously deferred interest income resulting from the repayment and refinancing of former non-accrual loans, which are included in the calculation of the investment income yield for the quarter ended September 30, 2022. The income yield was 8.6% for the quarter ended September 30, 2022 when including the $2.0 million of interest income. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, accrued PIK/non-cash dividend income, and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 4. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and accrued PIK/non-cash dividend income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 5. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 6. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations.